UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2012

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Xerium Technologies, Inc. (the “Company”) was held on June 20, 2012. All director nominees were elected and the votes cast with respect to such elections were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Stephen R. Light	9,411,384	1,474,811	2,411,824
David A. Bloss, Sr.	9,417,538	1,468,657	2,411,824
Ambassador April H. Foley	9,417,375	1,468,820	2,411,824
Jay J. Gurandiano	9,417,380	1,468,815	2,411,824
John F. McGovern	9,417,418	1,468,777	2,411,824
James F. Wilson	9,417,538	1,468,657	2,411,824

Additionally, the following matter was voted upon at the meeting and the votes cast with respect to such matter were as follows:

	Votes Cast
	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012	11,967,765	26,026	1,304,228	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: June 21, 2012	By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Executive Vice President and CFO